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SFX Broadcasting Inc. [LOGO]

                                                   For further information:

                                                   Timothy J. Klahs
                                                   Director, Investor Relations
                                                   SFX Broadcasting, Inc.
FOR IMMEDIATE RELEASE                              (212) 407-9126






       SFX BROADCASTING COMPLETES ACQUISITION OF THIRD ALBANY FM STATION

NEW YORK, January 6, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) announced today that it has completed its acquisition of radio station WYSR-FM serving the Albany, New York market from Jarad Broadcasting Company of New York, Inc. for $1.0 million.

In addition to this station, SFX owns WGNA-FM, WPYX-FM, WGNA-AM and WTRY-AM, all serving Albany, which is the fifty-seventh largest metro market. SFX will return the newly acquired station to its traditional '60s and early '70s oldies format as well as bring back its simulcast with WTRY-AM, an arrangement that was abandoned two years ago under Jarad ownership. In light of these changes, the station will be re-christened WTRY-FM.

Commenting on the transaction, Robert F. X. Sillerman, Executive Chairman of SFX Broadcasting, said, "With the completion of this transaction we anticipate developing the full potential of this station and bringing its performance up to the level of our other two successful FM stations, number one ranked WGNA playing country music and number three ranked WPYX playing album oriented rock. This group of three FM and two AM stations will offer advertisers an excellent diversity of formats with which to target their audience."

With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following 78 radio stations in 23 markets:


                          - list of stations follows -
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Dallas, TX                Greensboro, NC              Tucson, AZ
   KTXQ-FM***                WMAG-FM                     KWFM-FM
   KRRW-FM***                WHSL-FM                     KRQQ-FM
Houston, TX                  WTCK-AM                     KNST-AM
   KKRW-FM                   WMFR-AM                     KCEE-AM
   KODA-FM                Nashville, TN               Springfield/Northampton,
   KQUE-FM***                WSIX-FM                  MA
   KNUZ-AM***                WRVW-FM                     WHMP-FM
San Diego, CA             Raleigh-Durham, NC             WPKX-FM
   KPLN-FM                   WRSN-FM                     WHMP-AM
   KYXY-FM                   WTRG-FM                  Witchita, KS
Pittsburgh, PA               WDCG-FM                     KRZZ-FM
   WDVE-FM***                WRDU-FM                     KKRD-FM
   WXDX-FM***             Jacksonville, FL               KNSS-AM
   WDSY-FM***                WFYV-FM**                New Haven, CT
   WJJJ-FM***                WAPE-FM**                   WPLR-FM
Cleveland, OH                WKQL-FM                     WYBC-FM*
   WLTF-FM***                WIVY-FM                  Daytona Beach, FL
   WTAM-AM***                WOKV-AM                     WGNE-FM
Providence, RI               WBWL-AM                  Jackson, MS
   WSNE-FM                Richmond, VA                   WKTF-FM
   WHJY-FM                   WMXB-FM                     WMSI-FM
   WHJJ-AM                   WVGO-FM***                  WSTZ-FM
Indianapolis, IN             WLEE-FM***                  WJDX-FM
   WFBQ-FM***                WKHK-FM***                  WJDS-AM
   WRZX-FM***                WBZU-FM***                  WZRX-AM
   WNDE-AM***             Albany, NY                  Biloxi, MS
Charlotte, NC                WGNA-FM                     WKNN-FM
   WLYT-FM                   WPYX-FM                     WMJY-FM
   WTDR-FM                   WTRY-FM
Hartford, CT                 WGNA-AM
   WHCN-FM                   WTRY-AM
   WMRQ-FM                Greenville-Spartanburg, SC
   WKSS-FM                   WMYI-FM
   WWYZ-FM***                WSSL-FM
   WPOP-AM                   WROQ-FM
                             WGVL-AM







*  Joint Selling Agreement (JSA)
**       Local Marketing Agreement (LMA) with a contract to acquire
***      Under contract to be acquired

Under contract to be sold or swapped by SFX are WHFM(FM), WBAB(FM), WBLI(FM) and WGBB-AM in Long Island, NY; WHFS(FM) in Washington, DC/Baltimore, MD;WYAK(FM) and WMYB(FM) in Myrtle Beach, SC; and KOLL(FM) in Little Rock, AR.